EXHIBIT 99.1

FOR FURTHER INFORMATION:	Stephanie Slavin	(713) 497-6983
	Dennis Barber	(713) 497-3042

FOR IMMEDIATE RELEASE:	August 4, 2004

Reliant Energy Reports Second Quarter Results and Reiterates 2004 Outlook

HOUSTON, TX – Reliant Energy, Inc. (NYSE: RRI) reported a loss from continuing operations of $69 million, or $0.23 per share, for the second quarter of 2004, compared to a loss from continuing operations of $34 million, or $0.12 per share, for the same period of 2003. Excluding the items detailed in the table below, the adjusted loss from continuing operations for the second quarter of 2004 was $11 million, or $0.04 per share, compared to an adjusted loss from continuing operations of $7 million, or $0.03 per share for the same period of 2003.

“We are on track to deliver the outlook we provided earlier this year both in terms of earnings and cash flow for 2004. In addition, we have made significant progress toward our cost improvement targets and net debt-to-adjusted EBITDA goal of three times or less by the end of 2006,” said Joel Staff, chairman and chief executive officer. “In May we announced the sale of our upstate New York power generation facilities for approximately $900 million. The proceeds from the sale of these assets will be used to reduce debt, and we expect the transaction to be completed later this year.”

(Loss) Earnings Per Share From Continuing Operations

	Second Quarter		Six Months Ended June 30,
	2004	2003	2004	2003
Adjusted loss from continuing operations	($0.04)	($0.03)	($0.19)	($0.20)
Gains realized/collected that were recorded prior to 2003 (EITF No. 02-03)	(0.01)	(0.03)	(0.03)	(0.07)
Reversal of California-related reserves	0.02	—	0.06	0.19
Non-trading unrealized energy derivative losses (see page 6)	(0.15)	(0.03)	(0.11)	(0.06)
Accrual for payment to CenterPoint Energy	—	—	—	(0.10)
Severance	(0.02)	(0.03)	(0.06)	(0.04)
Equipment impairment charge related to turbines and generators	(0.03)	—	(0.03)	—
Accelerated depreciation related to a retired generating unit	—	—	(0.03)	—

Loss from continuing operations (on GAAP basis)	($0.23)	($0.12)	($0.39)	($0.28)

FINANCIAL REVIEW

Gross Margin

Retail

Retail gross margin was $207 million in the second quarter of 2004, compared to $249 million in the second quarter of 2003. Excluding the items detailed in the table below, retail gross margin would have been $278 million in the second quarter of 2004 compared to $268 million in 2003. In the second quarter, the company’s retail business experienced an increase in the number of residential customers as well as higher sales volumes to non-price-to-beat commercial and industrial customers. These improvements were offset by lower sales volumes due to milder weather, reduced sales to price-to-beat commercial and industrial customers, and higher supply costs. Market usage adjustments, which are revised estimates for electric sales and supply costs related to prior periods, reduced gross margin by $1 million and $11 million in the second quarters of 2004 and 2003, respectively.

Retail gross margin was $369 million for the six months ended June 30, 2004, compared to $434 million for the same period of 2003. Excluding the items detailed in the table below, retail gross margin would have been $442 million for the first six months of 2004, compared to $472 million in 2003. The decrease resulted from reduced benefits from favorable hedges and higher supply costs, partially offset by an increase in the price-to-beat rate and an increased number of customers. Market usage adjustments affected both periods, reducing gross margin by $10 million in the first half of 2004 and increasing gross margin by $1 million in the first half of 2003.

Retail Gross Margin

	Second Quarter		Six Months Ended June 30,
($ millions)	2004	2003	2004	2003
Adjusted retail gross margin	$278	$268	$442	$472
Gains realized/collected that were recorded prior to 2003 (EITF No. 02-03)	(6)	(14)	(17)	(31)
Non-trading unrealized energy derivative losses	(65)	(5)	(56)	(7)

Retail gross margin	$207	$249	$369	$434

Wholesale

Wholesale gross margin was $247 million in the second quarter of 2004, compared to $259 million in the second quarter of 2003. Excluding the items detailed in the table below, wholesale gross margin would have been $249 million in the second quarter of 2004, compared to $267 million in 2003. The second quarter of 2004 included a $5 million reduction to gross margin resulting from legacy trading positions, while the second quarter of 2003 included an increase to gross margin of $12 million from legacy trading positions. Improvements in gross margin from the New York and West regions of $15 million and $7 million, respectively, were partially offset by a $19 million decline in gross margin from the Mid-Continent region. Gross margin in 2004 from other regions declined a total of $4 million compared to 2003.

Wholesale gross margin was $541 million for the first half of 2004, compared to $516 million in the first half of 2003. Excluding the items detailed in the table below, wholesale gross margin would have been $509 million in the first half of 2004, compared to $463 million in 2003. The first half of 2003 included an $80 million trading loss. Also affecting gross margin was a $51 million improvement from the New York region, which was offset by reduced gross margins from the Mid-Atlantic and Mid-Continent regions of $48 million and $22 million, respectively. Gross margin from other regions in the first half of 2004 declined $4 million.

Wholesale Gross Margin

	Second Quarter		Six Months Ended June 30,
($ millions)	2004	2003	2004	2003
Adjusted wholesale gross margin	$249	$267	$509	$463
Reversal of California-related reserves	5	—	26	75
Non-trading unrealized energy derivative (losses) gains	(7)	(8)	6	(22)

Wholesale gross margin	$247	$259	$541	$516

Operation and Maintenance

The company’s operation and maintenance expense was $234 million in the second quarter of 2004, compared to $243 million in the same period of 2003. Excluding severance charges, operation and maintenance expense would have been $227 million in 2004 and $239 million in 2003. The reduction was primarily related to lower staffing levels and reduced expenditures from cost improvement initiatives and the timing of planned maintenance and power plant outages. This reduction was partially offset by expenses related to three power plants, which began commercial operation after the second quarter of 2003, an increase in unplanned power plant outages and higher property taxes.

The company’s operation and maintenance expense was $466 million for the first half of 2004, compared to $455 million for the first half of 2003. Excluding severance charges, operation and maintenance expense would have been $451 million in 2004 and $449 million in 2003. The net increase in expense is primarily due to the same issues discussed for the second quarter, with the exception of the timing of planned power plant outages. Planned power plant outages increased operation and maintenance expense for the first half of 2004 compared to the first half of 2003.

Selling and Marketing

The company’s selling and marketing expense was $21 million in the second quarter of 2004 compared to $29 million in the second quarter of 2003. The reduced expense was primarily the result of decreased advertising and marketing campaigns and reduced staffing levels from cost improvement initiatives.

The company’s selling and marketing expense was $39 million for the first six months of 2004 compared to $49 million for the same period of 2003. The lower expense was primarily due to the factors mentioned above.

Bad Debt Expense

The company’s bad debt expense was $12 million in the second quarter of 2004, compared to $20 million in the same period of the previous year. The reduction was primarily the result of improved collections and reduced activities related to the company’s commercial operations.

Bad debt expense was $21 million for the first six months of 2004, compared to $37 million for the same period of 2003. The reduction was primarily a result of a $5 million charge in 2003 related to the termination of the Liberty power plant tolling agreement and the same factors listed above.

Other General and Administrative

Other general and administrative expense was $44 million in the second quarter of 2004, compared to $74 million for the second quarter of 2003. Excluding severance charges, other general and administrative expense would have been $61 million in 2003. There were no severance charges in the second quarter of 2004. The reduced expense was primarily the result of lower staffing levels and cost improvement initiatives.

Other general and administrative expense was $100 million in the first half of 2004, compared to $131 million for the same period of 2003. Excluding severance charges, other general and administrative expense would have been $88 million in 2004, compared to $117 million in 2003. The lower expense was primarily due to the factors listed above and reduced costs related to the company’s 2003 debt financings.

Depreciation and Amortization

Depreciation and amortization expense was $134 million in the second quarter of 2004, compared to $89 million for the same period of 2003. Excluding a $16 million equipment impairment charge related to turbines and generators, depreciation and amortization would have been $118 million in the second quarter of 2004, compared to

$89 million in 2003. The increase is primarily related to a $10 million increase in depreciation associated with the commercial operation of three power plants, which began commercial operation after the second quarter of 2003, and the write-off of software development costs.

Depreciation and amortization expense was $242 million for the first six months of 2004, compared to $174 million for the same period of 2003. Excluding the equipment impairment charge related to turbines and generators mentioned above and $12 million of accelerated depreciation related to the retirement of a power plant in Pennsylvania, depreciation and amortization expense for the first half of 2004 would have been $214 million, compared to $174 million in 2003. The increase was primarily related to a $19 million increase in depreciation associated with the commercial operation of three power plants, which began commercial operation after the second quarter of 2003, and the write-off of software development costs.

Interest Expense, Net

Interest expense, net for the second quarter of 2004 was $98 million, compared to $96 million for the same period of 2003. Interest income on California-related receivables was $2 million in the second quarter of 2004, compared to $1 million for the second quarter of 2003. Excluding interest income related to California-related receivables, interest expense, net would have been $100 million in 2004 compared to $97 million in 2003.

Interest expense, net for the first half of 2004 was $188 million, compared to $165 million for the same period of 2003. Interest income on California-related receivables was $3 million in the first six months of 2004 compared to $10 million for the first six months of 2003. Excluding interest income related to California-related receivables, interest expense, net would have been $191 million in 2004, compared to $175 million in 2003. Reduced debt levels partially offset higher interest rates resulting from the company’s 2003 financing activities.

Discontinued Operations

Effective May 2004, Reliant Energy began reporting its New York hydropower plants and Carr Street facility as discontinued operations for 2004 and all prior periods. The sale of these assets, which was announced in May 2004, is anticipated to be completed later this year.

Outlook for 2004

Reliant Energy’s 2004 outlook for adjusted earnings per share from continuing operations remains $0.25. Adjusted earnings per share from continuing operations is a non-GAAP financial measure. A reconciliation of this measure to GAAP is presented below.

2004 Adjusted Earnings Per Share From Continuing Operations

Outlook Reconciliation

2004
Adjusted earnings per share from continuing operations	$0.25
Gains realized/collected in 2004 that were recorded prior to 2003 (EITF No. 02-03) (full year impact)	(0.04)
Reversal of California-related reserves in the first half of 2004*	0.06
Non-trading unrealized energy derivative losses in the first half of 2004*/***	(0.11)
Accrual for payment to CenterPoint Energy*	—
Restructuring charges, including severance in the first half of 2004**	(0.06)
Accelerated depreciation related to retired unit in the first quarter of 2004*	(0.03)
Equipment impairment charge related to turbines and generators *	(0.03)
Settlement/sale of Enron receivables	0.06

Earnings per share from continuing operations (on GAAP basis)	$0.10

*There are no GAAP financial measures accessible on a forward-looking basis for future non-trading unrealized energy derivative gains/losses, mothball/retirements, impairments, legal and regulatory settlements or potential asset sales. The company cannot estimate at this time the impact of such charges and expenses; however, these items could be material to future reported earnings.

** During the six months of 2004, the company incurred severance costs of $0.06 per share. The company estimates that charges and expenses associated with the implementation of cost reductions and restructuring activities could range from $0.14 to $0.17 per share for the full year of 2004.

*** The non-trading unrealized energy derivative losses are primarily due to unrealized losses on short natural gas positions recognized in 2004 as a result of an increase in forward natural gas prices. In certain cases, the company enters into commitments to purchase power capacity prior to determining the prices and other terms of the retail sales commitments for which the capacity is being purchased. Until these retail sales commitments are established, the company may be exposed to changes in power capacity prices and natural gas prices. The company often enters into “short” contracts to sell natural gas in order to offset the “long” position in power capacity.

Webcast of Earnings Conference Call

Reliant Energy has scheduled its second-quarter 2004 earnings conference call for Wednesday, August 4, 2004, at 10 a.m. Central Daylight Time. Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com/corporate. A replay of the call can be accessed approximately two hours after the completion of the call. Reliant Energy will use a slide presentation to facilitate the conference call discussion. A copy of the presentation may be obtained via the company’s Website in the investor relations section.

Reliant Energy, Inc., based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S. The company provides a complete suite of energy products and services to more than 1.8 million electricity customers in Texas ranging from residences and small businesses to large commercial, industrial and institutional customers. Reliant also serves commercial and industrial clients in the PJM (Pennsylvania, New Jersey, Maryland) Interconnection. The company has approximately 19,000 megawatts of power generation capacity in operation, under construction or under contract. For more information, visit our Website at www.reliant.com/corporate.

The tables included with the financial statements present a reconciliation of the differences between the non-generally accepted accounting principles (GAAP) financial measures presented in this release and the most directly comparable measure or measures calculated and presented in accordance with GAAP. A statement disclosing the utility and purposes of these measures is set forth in Item 12 to the company’s Form 8-K accompanying the earnings release and is also available at this Website.

This news release contains “forward-looking statements.” Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Revenues (including $(3,958), $(6,417), $1,501 and $(14,069) unrealized (losses) gains)	$2,227,546	$2,686,224	$3,928,978	$5,203,748
Trading margins	(5,418)	12,384	(2,660)	(71,299)

Total Revenues	2,222,128	2,698,608	3,926,318	5,132,449

Expenses:
Fuel and cost of gas sold (including $(514), $(1,594), $7,108 and $(8,017) unrealized (losses) gains)	486,930	294,828	736,391	640,295
Purchased power (including $(67,146), $(5,166), $(58,796) and $(7,057) unrealized losses)	1,280,932	1,896,108	2,279,399	3,542,448
Accrual for payment to CenterPoint Energy, Inc.	—	—	1,658	46,700
Operation and maintenance	233,511	243,097	465,723	454,733
Selling and marketing	21,261	29,044	38,927	48,553
Bad debt expense	11,564	19,798	20,308	36,844
Other general and administrative	44,222	73,987	100,263	131,819
Depreciation	122,906	81,478	223,693	157,310
Amortization	10,916	7,839	19,345	16,915

Total	2,212,242	2,646,179	3,885,707	5,075,617

Operating Income	9,886	52,429	40,611	56,832

Other Income (Expense):
(Losses) gains from investments, net	(496)	211	(665)	1,855
Loss of equity investments	(8,783)	(2,390)	(9,588)	(3,599)
Loss on sale of receivables	(10,063)	(4,039)	(19,250)	(7,874)
Other, net	3,117	2,061	3,877	2,860

(Loss) Earnings Before Interest and Taxes	(6,339)	48,272	14,985	50,074

Interest expense	(104,010)	(101,064)	(200,628)	(184,153)
Interest income	7,405	5,002	12,531	19,133

Loss from Continuing Operations Before Income Taxes	(102,944)	(47,790)	(173,112)	(114,946)
Income tax benefit	(33,654)	(13,681)	(57,835)	(31,899)

Loss from Continuing Operations	(69,290)	(34,109)	(115,277)	(83,047)

(Loss) income from discontinued operations before income taxes	(6,642)	52,728	(8,900)	(315,220)
Income tax (benefit) expense	(4,256)	25,390	(6,840)	35,989

(Loss) income from discontinued operations	(2,386)	27,338	(2,060)	(351,209)
Loss Before Cumulative Effect of Accounting Changes	(71,676)	(6,771)	(117,337)	(434,256)
Cumulative effect of accounting changes, net of tax	—	862	7,290	(24,055)

Net Loss	$(71,676)	$(5,909)	$(110,047)	$(458,311)

Basic and Diluted (Loss) Earnings Per Common Share:
Loss from continuing operations	$(0.23)	$(0.12)	$(0.39)	$(0.28)
(Loss) income from discontinued operations, net of tax	(0.01)	0.10	—	(1.21)
Cumulative effect of accounting changes, net of tax	—	—	0.02	(0.08)

Net loss	$(0.24)	$(0.02)	$(0.37)	$(1.57)

Weighted Average Common Shares Outstanding (in thousands):
—Basic	296,601	292,239	296,334	291,840
—Diluted	296,601	292,239	296,334	291,840

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment

(Millions of Dollars)

(Unaudited)

	As Reported
	Three Months Ended June 30, 2004
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Revenues:
Revenues	$1,479	$822	$—	$(74)	$2,227
Trading margins	—	(5)	—	—	(5)

Total	1,479	817	—	(74)	2,222

Operating Expenses:
Fuel and cost of gas sold	—	487	—	—	487
Purchased power	1,272	83	—	(74)	1,281

Gross margin	207	247	—	—	454

Operation and maintenance	54	180	—	—	234

	$153	$67	$—	$—	220

Selling and marketing					21
Bad debt expense					12
Other general and administrative					44
Depreciation and amortization					134

Total					211

Operating income					9

Loss of equity investments					(9)
Loss on sale of receivables					(10)
Other, net					4

Loss before interest and income taxes					(6)

Interest expense					(105)
Interest income					7

Loss from Continuing Operations Before Income Taxes					(104)
Income tax benefit					(35)

Loss from Continuing Operations					(69)
Loss from discontinued operations, net of tax					(3)

Net Loss					$(72)

	Adjustments
	Three Months Ended June 30, 2004
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$6	$—	$—	$—	$6
Reversal of California-related reserves	—	(5)	—	—	(5)
Non-trading unrealized energy derivative losses	65	7	—	—	72

Total gross margin adjustments	71	2	—	—	73

Operating Expenses Adjustments:
Operation and maintenance adjustment—severance	(2)	(5)	—	—	(7)
Equipment impairment charge related to turbines and generators					(16)
Interest income adjustment—California related interest income					(2)
Income tax expense—tax adjustments, net					36
	Adjusted Net Loss
	Three Months Ended June 30, 2004
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Adjusted gross margin (1)	$278	$249	$—	$—	$527
Operating Expenses:
Adjusted operation and maintenance	52	175	—	—	227

	$226	$74	$—	$—	300

Selling and marketing					21
Bad debt expense					12
Other general and administrative					44
Adjusted depreciation and amortization					118

Total					195

Adjusted operating income					105

Loss of equity investments					(9)
Loss on sale of receivables					(10)
Other, net					4

Adjusted earnings before interest and income taxes					90

Interest expense					(105)
Adjusted interest income					5

Adjusted Loss from Continuing Operations Before Income Taxes					(10)
Adjusted income tax expense					1

Adjusted Loss from Continuing Operations					(11)
Loss from discontinued operations, net of tax					(3)

Adjusted Net Loss					$(14)

(1)	Revenues less fuel and cost of gas sold and purchased power.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment

(Millions of Dollars)

(Unaudited)

	As Reported
	Six Months Ended June 30, 2004
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Revenues:
Revenues	$2,631	$1,431	$—	$(134)	$3,928
Trading margins	—	(2)	—	—	(2)

Total	2,631	1,429	—	(134)	3,926

Operating Expenses:
Fuel and cost of gas sold	—	736	—	—	736
Purchased power	2,262	152	—	(134)	2,280

Gross margin	369	541	—	—	910

Accrual for payment to CenterPoint Energy, Inc.	2	—	—	—	2
Operation and maintenance	108	358	—	—	466

	$259	$183	$—	$—	442

Selling and marketing					39
Bad debt expense					21
Other general and administrative					100
Depreciation and amortization					242

Total					402

Operating income					40

Loss of equity investments					(10)
Loss on sale of receivables					(19)
Other, net					4

Earnings before interest and income taxes					15

Interest expense					(201)
Interest income					13

Loss from Continuing Operations Before Income Taxes					(173)
Income tax benefit					(58)

Loss from Continuing Operations					(115)
Loss from discontinued operations, net of tax					(2)
Cumulative effect of accounting change, net of tax					7

Net Loss					$(110)

	Adjustments
	Six Months Ended June 30, 2004
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$17	$—	$—	$—	$17
Reversal of California-related reserves	—	(26)	—	—	(26)
Non-trading unrealized energy derivative losses (gains)	56	(6)	—	—	50

Total gross margin adjustments	73	(32)	—	—	41

Operating Expenses Adjustments:
Accrual for payment to CenterPoint Energy, Inc. adjustment	(2)	—	—	—	(2)
Operation and maintenance adjustment—severance	(5)	(10)	—	—	(15)
Selling and marketing adjustment—severance					(1)
Other general and administrative adjustment—severance					(12)
Depreciation and amortization adjustment—accelerated depreciation on Wayne peaker unit					(12)
Equipment impairment charge related to turbines and generators					(16)
Interest income adjustment—California related interest income					(3)
Income tax expense—tax adjustments, net					37
	Adjusted Net Loss
	Six Months Ended June 30, 2004
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Adjusted gross margin (1)	$442	$509	$—	$—	$951
Operating Expenses:
Adjusted operation and maintenance	103	348	—	—	451

	$339	$161	$—	$—	500

Adjusted selling and marketing					38
Bad debt expense					21
Adjusted other general and administrative					88
Adjusted depreciation and amortization					214

Total					361

Adjusted operating income					139

Loss of equity investments					(10)
Loss on sale of receivables					(19)
Other, net					4

Adjusted earnings before interest and income taxes					114

Interest expense					(201)
Adjusted interest income					10

Adjusted Loss from Continuing Operations Before Income Taxes					(77)
Adjusted income tax benefit					(21)

Adjusted Loss from Continuing Operations					(56)
Loss from discontinued operations, net of tax					(2)
Cumulative effect of accounting change, net of tax					7

Adjusted Net Loss					$(51)

(1)	Revenues less fuel and cost of gas sold and purchased power.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment

(Millions of Dollars)

(Unaudited)

	As Reported
	Three Months Ended June 30, 2003
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Revenues:
Revenues	$1,494	$1,244	$—	$(52)	$2,686
Trading margins	—	12	—	—	12

Total	1,494	1,256	—	(52)	2,698

Operating Expenses:
Fuel and cost of gas sold	—	295	—	—	295
Purchased power	1,245	702	—	(52)	1,895

Gross margin	249	259	—	—	508

Operation and maintenance	66	177	—	—	243

	$183	$82	$—	$—	265

Selling and marketing					29
Bad debt expense					20
Other general and administrative					74
Depreciation and amortization					89

Total					212

Operating income					53

Loss of equity investments					(3)
Loss on sale of receivables					(4)
Other, net					2

Earnings before interest and income taxes					48

Interest expense					(101)
Interest income					5

Loss from Continuing Operations Before Income Taxes					(48)
Income tax benefit					(14)

Loss from Continuing Operations					(34)
Income from discontinued operations, net of tax					27
Cumulative effect of accounting change, net of tax					1

Net Loss					$(6)

	Adjustments
	Three Months Ended June 30, 2003
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$14	$—	$—	$—	$14
Non-trading unrealized energy derivative losses	5	8	—	—	13

Total gross margin adjustments	19	8	—	—	27

Operating Expenses Adjustments:
Operation and maintenance adjustment—severance	—	(4)	—	—	(4)
Other general and administrative adjustment—severance					(13)
Interest income adjustment—California related interest income					(1)
Income tax benefit—tax adjustments, net					16
	Adjusted Net Income
	Three Months Ended June 30, 2003
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Adjusted gross margin (1)	$268	$267	$—	$—	$535
Operating Expenses:
Adjusted operation and maintenance	66	173	—	—	239

	$202	$94	$—	$—	296

Selling and marketing					29
Bad debt expense					20
Adjusted other general and administrative					61
Depreciation and amortization					89

Total					199

Adjusted operating income					97

Loss of equity investments					(3)
Loss on sale of receivables					(4)
Other, net					2

Adjusted earnings before interest and income taxes					92

Interest expense					(101)
Adjusted interest income					4

Adjusted Loss from Continuing Operations Before Income Taxes					(5)
Adjusted income tax expense					2

Adjusted Loss from Continuing Operations					(7)
Income from discontinued operations, net of tax					27
Cumulative effect of accounting change, net of tax					1

Adjusted Net Income					$21

(1)	Revenues less fuel and cost of gas sold and purchased power.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment

(Millions of Dollars)

(Unaudited)

	As Reported
	Six Months Ended June 30, 2003
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Revenues:
Revenues	$2,627	$2,681	$—	$(105)	$5,203
Trading margins	—	(71)	—	—	(71)

Total	2,627	2,610	—	(105)	5,132

Operating Expenses:
Fuel and cost of gas sold	—	640	—	—	640
Purchased power	2,193	1,454	—	(105)	3,542

Gross margin	434	516	—	—	950

Accrual for payment to CenterPoint Energy, Inc.	47	—	—	—	47
Operation and maintenance	124	331	—	—	455

	$263	$185	$—	$—	448
Selling and marketing					49
Bad debt expense					37
Other general and administrative					131
Depreciation and amortization					174
Total					391

Operating income					57

Gains from investments, net					2
Loss of equity investments					(4)
Loss on sale of receivables					(8)
Other, net					3
Earnings before interest and income taxes					50

Interest expense					(184)
Interest income					19

Loss from Continuing Operations Before Income Taxes					(115)
Income tax benefit					(32)

Loss from Continuing Operations					(83)
Loss from discontinued operations, net of tax					(351)
Cumulative effect of accounting changes, net of tax					(24)
Net Loss					$(458)

	Adjustments
	Six Months Ended June 30, 2003
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$31	$—	$—	$—	$31
Reversal of California-related reserves	—	(75)	—	—	(75)
Non-trading unrealized energy derivative losses	7	22	—	—	29

Total gross margin adjustments	38	(53)	—	—	(15)

Operating Expenses Adjustments:
Accrual for payment to CenterPoint Energy, Inc. adjustment	(47)	—	—	—	(47)
Operation and maintenance adjustment – severance	—	(6)	—	—	(6)
Other general and administrative adjustment—severance					(14)
Interest income adjustment—California related interest income					(10)
Income tax expense—tax adjustments, net					18

	Adjusted Net Loss
	Six Months Ended June 30, 2003
	Retail Energy	Wholesale Energy	Other Operations	Eliminations	Consolidated
Adjusted gross margin (1)	$472	$463	$—	$—	$935
Operating Expenses:
Adjusted operation and maintenance	124	325	—	—	449

	$348	$138	$—	$—	486
Selling and marketing					49
Bad debt expense					37
Adjusted other general and administrative					117
Depreciation and amortization					174

Total					377

Adjusted operating income					109

Gains from investments, net					2
Loss of equity investments					(4)
Loss on sale of receivables					(8)
Other, net					3

Adjusted earnings before interest and income taxes					102

Interest expense					(184)
Adjusted interest income					9

Adjusted Loss from Continuing Operations Before Income Taxes					(73)
Adjusted income tax benefit					(14)

Adjusted Loss from Continuing Operations					(59)
Loss from discontinued operations, net of tax					(351)
Cumulative effect of accounting changes, net of tax					(24)

Adjusted Net Loss					$(434)

(1)	Revenues less fuel and cost of gas sold and purchased power.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

EPS from Continuing Operations Reconciliation

(Dollars per diluted share)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net loss (per GAAP)	$(0.24)	$(0.02)	$(0.37)	$(1.57)
Cumulative effect of accounting changes, net of tax	—	—	(0.02)	0.08
Loss (income) from discontinued operations, net of tax	0.01	(0.10)	—	1.21

Loss from continuing operations (on GAAP basis)	(0.23)	(0.12)	(0.39)	(0.28)
Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	0.01	0.03	0.03	0.07
Reversal of California-related reserves (including interest income)	(0.02)	—	(0.06)	(0.19)
Non-trading unrealized energy derivative losses	0.15	0.03	0.11	0.06
Accrual for payment to CenterPoint Energy, Inc.	—	—	—	0.10
Severance	0.02	0.03	0.06	0.04
Equipment impairment charge related to turbines and generators	0.03	—	0.03	—
Accelerated depreciation on Wayne peaker unit	—	—	0.03	—

Adjusted loss from continuing operations	$(0.04)	$(0.03)	$(0.19)	$(0.20)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Thousands of Dollars)

(Unaudited)

	June 30, 2004	December 31, 2003
ASSETS
Current Assets:
Cash and cash equivalents	$155,285	$146,244
Restricted cash	192,283	234,113
Accounts and notes receivable, principally customer, net	532,567	569,403
Notes receivable related to receivables facility	414,867	393,822
Net California receivables subject to refund	—	198,609
Inventory	251,004	266,430
Trading and derivative assets	518,864	493,046
Other current assets	575,111	322,658
Current assets of discontinued operations	58,203	65,327

Total current assets	2,698,184	2,689,652
Property, plant and equipment, gross	8,723,172	8,695,694
Accumulated depreciation	(857,039)	(705,149)

Property, Plant and Equipment, net	7,866,133	7,990,545

Other Assets:
Goodwill, net	435,134	482,534
Other intangibles, net	667,975	650,549
Net California receivables subject to refund	224,000	—
Trading and derivative assets	234,312	199,716
Restricted cash	29,812	36,916
Other long-term assets	619,528	640,908
Long-term assets of discontinued operations	655,152	617,828

Total other assets	2,865,913	2,628,451

Total Assets	$13,430,230	$13,308,648

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt and short-term borrowings	$365,379	$391,403
Accounts payable, principally trade	642,819	509,499
Trading and derivative liabilities	349,208	348,614
Accrual for payment to CenterPoint Energy, Inc.	176,658	175,000
Other current liabilities	476,167	513,163
Current liabilities of discontinued operations	40,541	61,112

Total current liabilities	2,050,772	1,998,791
Other Liabilities:
Trading and derivative liabilities	296,445	208,689
Other long-term liabilities	871,781	934,965
Long-term liabilities of discontinued operations	895,641	880,570

Total other liabilities	2,063,867	2,024,224

Long-term Debt	5,002,852	4,913,834
Commitments and Contingencies
Stockholders’ Equity	4,312,739	4,371,799

Total Liabilities and Stockholders’ Equity	$13,430,230	$13,308,648

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Thousands of Dollars)

(Unaudited)

	Six Months Ended June 30,
	2004	2003
Cash Flows from Operating Activities:
Net loss	$(110,047)	$(458,311)
Loss from discontinued operations	2,060	351,209

Net loss from continuing operations and cumulative effect of accounting changes	(107,987)	(107,102)
Adjustments to reconcile net loss to net cash provided by operating activities:
Cumulative effect of accounting changes	(7,290)	24,055
Depreciation and amortization	243,038	174,225
Deferred income taxes	(63,530)	(70,821)
Net unrealized gains on trading energy derivatives	(16,308)	(18,322)
Net unrealized losses on non-trading energy derivatives	50,187	29,143
Accrual for payment to CenterPoint Energy, Inc.	1,658	46,700
Other, net	46,796	47,478
Changes in working capital and other assets and liabilities	(142,903)	114,335

Net cash provided by continuing operations from operating activities	3,661	239,691
Net cash provided by (used in) discontinued operations from operating activities	19,413	(30,332)

Net cash provided by operating activities	23,074	209,359

Cash Flows from Investing Activities:
Capital expenditures	(109,357)	(349,270)
Restricted cash	—	(217,074)
Other, net	11,394	2,250

Net cash used in continuing operations from investing activities	(97,963)	(564,094)
Net cash used in discontinued operations from investing activities	(2,041)	(7,003)

Net cash used in investing activities	(100,004)	(571,097)

Cash Flows from Financing Activities:
Proceeds from long-term debt	—	319,902
Payments of long-term debt	(78,379)	(27,826)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	151,050	(740,021)
Payments of financing costs	(654)	(139,092)
Other, net	17,708	1,908

Net cash provided by (used in) continuing operations from financing activities	89,725	(585,129)
Net cash used in discontinued operations from financing activities	(3,754)	(8,372)

Net cash provided by (used in) financing activities	85,971	(593,501)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	—	5,861

Net Change in Cash and Cash Equivalents	9,041	(949,378)
Cash and Cash Equivalents at Beginning of Period	146,244	1,114,850

Cash and Cash Equivalents at End of Period	$155,285	$165,472

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Retail Operational Data

(Unaudited)

Retail Energy Revenues:
	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
	(in millions)		(in millions)
Retail energy revenues from end-use retail customers:
Texas:
Residential and small commercial	$906	$905	$1,557	$1,475
Large commercial, industrial and institutional	466	349	884	683
Outside of Texas:
Commercial, industrial and institutional	35	—	64	—

Total	1,407	1,254	2,505	2,158

Retail Energy revenues from resales of purchased power and other hedging activities	97	209	130	449
Market usage adjustments	(25)	33	(4)	21
Unrealized losses	—	(2)	—	(4)
Other	—	—	—	3

Total retail energy revenues	$1,479	$1,494	$2,631	$2,627

Retail Energy Operating Data:
	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
	(gigawatt hours)		(gigawatt hours)

Electricity Sales from End-Use Retail Customers:
Texas:
Residential:
Houston service area	4,991	5,990	8,669	9,653
Other	995	413	1,873	670

Total residential	5,986	6,403	10,542	10,323
Small commercial:
Houston service area	1,852	2,918	3,719	5,392
Other	384	231	686	385

Total small commercial	2,236	3,149	4,405	5,777
Large commercial, industrial and institutional (1)	7,578	6,985	14,642	12,992

Total Texas	15,800	16,537	29,589	29,092
Outside of Texas:
Commercial, industrial and institutional	619	—	1,187	—

Total Outside of Texas	619	—	1,187	—

Total	16,419	16,537	30,776	29,092

	June 30, 2004	December 31, 2003
	(in thousands, metered locations)
Retail Customers:
Texas:
Residential:
Houston service area	1,363	1,395
Other	265	222

Total residential	1,628	1,617
Small commercial:
Houston service area	185	193
Other	17	12

Total small commercial	202	205
Large commercial, industrial and institutional (1)	40	38

Total Texas	1,870	1,860
Outside of Texas:
Commercial, industrial and institutional (2)	—	—

Total Outside of Texas	—	—

Total	1,870	1,860

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Texas:
Residential:
Houston service area	1,377	1,410	1,384	1,412
Other	252	83	242	70

Total residential	1,629	1,493	1,626	1,482
Small commercial:
Houston service area	187	208	189	208
Other	16	6	14	6

Total small commercial	203	214	203	214
Large commercial, industrial and institutional (1)	40	30	40	30

Total Texas	1,872	1,737	1,869	1,726
Outside of Texas:
Commercial, industrial and institutional (3)	—	—	—	—

Total Outside of Texas	—	—	—	—

Total	1,872	1,737	1,869	1,726

(1)	Includes volumes/customers of the Government Land Office for whom we provide services.
(2)	As of June 30, 2004 and December 31, 2003, our retail customer count for commercial, industrial and institutional customers outside of Texas was 318 and 194, respectively.
(3)	For the three months ended June 30, 2004 and 2003 and the six months ended June 30, 2004 and 2003, our weighted average retail customer count for commercial, industrial and institutional customers outside of Texas was 262, 0, 245 and 0, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Wholesale Operational Data

(Unaudited)

Wholesale Energy Gross Margin:

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
	(in millions)		(in millions)
West	$29	$22	$37	$42
Mid-Atlantic	73	78	166	214
New York	78	63	147	96
Southeast	4	6	7	11
Mid-Continent	43	62	105	127
ERCOT	18	16	35	31
Other	9	8	14	13

Adjusted Plant Gross Margin	254	255	511	534

Reversal of California related reserves	5	—	26	75
Unrealized (losses) gains	(7)	(8)	6	(22)

Plant Gross Margin	252	247	543	587

Trading margins	(5)	12	(2)	(71)

Total Wholesale Energy Gross Margin	$247	$259	$541	$516

Wholesale Energy Operating Data (1):
	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
	(gigawatt hours)		(gigawatt hours)

Wholesale net power generation volumes	9,705	8,897	19,180	19,462
Wholesale power purchase volumes	8,089	16,184	15,783	32,715

Wholesale power sales volumes (2)	17,794	25,081	34,963	52,177

(1)	These amounts exclude volumes associated with our discontinued operations.
(2)	These amounts include physically delivered volumes, physical transactions that are settled prior to delivery and hedge activity related to our power generation portfolio.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Long-term Power Sales Commitments as of June 30, 2004

(Unaudited)

				Contracted capacity (MW) (1)
Region	Deal type	Start date	Term (2)	2004	2005	2006	2007
Mid-Continent
Aurora	Capacity	05/15/2003	5 years	600	600	600	600
Aurora	Capacity	11/01/2002	2 years (May-Sept.)	65	—	—	—
Orion	Full requirements	04/28/2000	5 years	1,700	—	—	—
Orion	Energy	08/12/1997	8 years	100	100	—	—
Orion	Full requirements	06/01/2001	4 years	40	30	—	—
Orion	Full requirements	05/01/2004	1 year	150	110

				2,655	840	600	600
Mid-Atlantic
REMA	Energy/Capacity	06/01/2004	1 year	400	400	—	—
REMA	Energy/Capacity	06/01/2004	3 years	300	300	300	300
REMA	Energy/Capacity	06/01/2004	1 year	100	100	—	—
REMA	Energy/Capacity	06/01/2004	3 years	100	100	100	100
REMA	Energy/Capacity	07/01/2004	1 year	500	500	—	—
REMA	Energy/Capacity	07/01/2004	1 year	200	200	—	—
REMA	Energy/Capacity	02/01/2002	3 years	45	—	—	—
REMA	Energy/Capacity	01/01/2005	3 years	—	45	45	45
REMA	Full requirements	02/01/2004	5 years	35	35	35	35

				1,680	1,680	480	480
Southeast
Indian River	Capacity	10/01/2001	4 years	500	300	—	—
Osceola	Capacity	12/01/2001	5 years	330	330	330	—
Shady Hills (3)	Capacity	03/01/2002	5 years	474	474	474	474

				1,304	1,104	804	474
West
West	Capacity	06/01/2003	2 years (June-Sept.)	25	25	—	—
West	Capacity	04/01/2002	5 years (April-Sept.)	100	100	100	—
West	Capacity	01/01/2005	1 year	—	100	—	—
West	Capacity	10/01/2004	2 years	500	500	500	—
West	Capacity	06/01/2004	1 year	482	482	—	—
West	Capacity	12/18/2002	20 years	10	10	10	10

				1,117	1,217	610	10
ERCOT
Channelview	Capacity	06/26/2002	17 years	265	293	293	293

Total				7,021	5,134	2,787	1,857

(1)	Represents non over-the-counter power sales commitments with an original term of 1 year or more.
(2)	Term is rounded to the nearest full year.
(3)	Contracted capacity.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Net Generation Volumes (1)

(MWh)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
By region:	2004	2003	2004	2003
Mid-Continent	2,097,309	2,576,405	5,119,055	5,870,873
Mid-Atlantic	3,208,577	2,386,694	6,492,030	5,695,940
New York	946,431	710,058	1,812,373	1,442,193
Southeast	648,568	837,990	942,412	1,377,537
West	1,426,695	773,162	2,139,415	1,761,669
ERCOT	1,379,441	1,442,478	2,677,686	2,816,334

Total	9,707,021	8,726,787	19,182,971	18,964,546

	Three Months Ended June 30,		Six Months Ended June 30,
By asset type:	2004	2003	2004	2003
Base load	7,061,854	6,539,359	14,894,517	14,701,234
Intermediate	2,159,837	1,725,151	3,658,938	3,505,021
Peaking	485,330	462,277	629,516	758,291

Total	9,707,021	8,726,787	19,182,971	18,964,546

(1)	Includes the effects of announced sales, retirements and mothball actions to date.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Mid-Continent Asset Summary

(Unaudited)

	Summer/ Winter Average Capacity (MW)	Heat Rate (MMBtu/ MWh)	Q2 net generation volume (1) (MWh)		Q2 net capacity factor (2) (MWh)
Unit Name			2004	2003	2004	2003
Base Load
Avon Lake 7 & 9	692	10.5	428,832	755,748	28%	50%
Cheswick 1	583	9.4	387,984	857,468	30%	67%
Elrama 1-4	487	11.7	559,494	377,766	53%	36%
New Castle 3-5	325	10.3	413,435	234,046	58%	33%
Niles 1-2	216	10.1	284,187	328,013	60%	70%

	2,303		2,073,932	2,553,041	41%	51%
Intermediate
Brunot Island CCGT	287	8.5	7,710	1,234	1%	0%
Peaking
Aurora 1-10	912	10.7	10,013	17,475	1%	1%
Avon Lake 10	29	14	260	338	0%	1%
Brunot Island 1A-1C	60	14.1	612	524	0%	0%
Ceredo 1-6	475	12.2	523	1,831	0%	0%
New Castle A-B	6	11.6	17	22	0%	0%
Niles A	30	14.2	(52)	(30)	0%	0%
Shelby 1-8	371	10.3	4,294	1,970	1%	0%

	1,883		15,667	22,130	2%	2%

Mid-Continent Total	4,473		2,097,309	2,576,405	21%	26%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Mid-Atlantic Asset Summary

(Unaudited)

	Summer/ Winter Average Capacity (3) (MW)	Heat Rate (3) (MMBtu/ MWh)	Q2 net generation volume (1) (3) (MWh)		Q2 net capacity factor (2) (3) (MWh)
Unit Name (3)			2004	2003	2004	2003
Base Load
Conemaugh 1-2 (16%)	280	9.6	428,758	528,665	70%	86%
Deep Creek 1-2	19	N/A	6,301	13,744	15%	33%
Keystone 1-2 (16%)	282	9.6	558,187	501,922	91%	81%
Piney Station 1-3	28	N/A	24,008	22,562	39%	37%
Portland 1&2	400	10.2	539,273	250,107	62%	29%
Seward 1	520	9.7	—	—	0%	0%
Shawville 1-4	608	10.2	796,188	623,453	60%	47%
Titus 1-3	246	11.1	328,201	238,184	61%	44%

	2,383		2,680,916	2,178,637	52%	42%
Intermediate
Gilbert CCGT	336	10.4	5,098	17,968	1%	2%
Gilbert 9	168	11.1	4,677	5,484	1%	1%
Hunterstown CCGT	795	7.7	150,983	—	9%	0%
Liberty	568	7	284,487	166,019	23%	13%
Portland 5	144	11.9	12,181	9,623	4%	3%

	2,011		457,426	199,094	10%	5%
Peaking
Blossburg 1	23	14.4	511	—	1%	0%
Gilbert 1-4	111	16.8	(310)	59	0%	0%
Glen Gardner 1-8	184	15	2,102	367	1%	0%
Hamilton 1	23	15.4	1,188	793	2%	2%
Hunterstown 1-3	71	16.7	3,351	1,552	2%	1%
Mountain 1-2	47	15.8	1,070	798	1%	1%
Orrtanna 1	23	15.3	926	747	2%	1%
Portland 3-4	40	15.4	509	282	1%	0%
Sayreville 1-4	264	18.5	30,829	786	5%	0%
Shawnee 1	23	15.7	—	112	0%	0%
Shawville 5-7	6	17.1	(9)	(4)	0%	0%
Tolna 1-2	47	15.3	2,568	1,964	3%	2%
Titus 4-5	35	17.1	—	52	0%	0%
Warren 3	68	15.9	(78)	661	0%	0%
Werner 1-4	252	17.4	27,471	705	5%	0%
Keystone 3-6	2	17.1	89	79	2%	2%
Conemaugh A-D	2	17.1	18	10	0%	0%

	1,221		70,235	8,963	3%	0%

Mid-Atlantic Total	5,615		3,208,577	2,386,694	26%	19%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.
(3)	Excludes (a) Wayne 1 of 66 MW, which was retired in May 2004, (b) Sayreville 4 & 5 of 232 MW, which were retired in February 2004 and (c) Seward 4 & 5 of 197 MW, which were retired in November 2003.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

New York Asset Summary

(Unaudited)

	Summer/ Winter Average Capacity (MW)	Heat Rate (MMBtu/ MWh)	Q2 net generation volume (1) (MWh)		Q2 net capacity factor (2) (MWh)
Unit Name			2004	2003	2004	2003
Intermediate
Astoria 3-5	1,105	10.3	830,299	659,503	34%	27%
Peaking
Astoria 2	178	12.8	24,692	15,888	6%	4%
Gowanus 1-4	610	18.5	17,630	12,517	1%	1%
Narrows 1-2	317	18.5	73,810	22,150	11%	3%

	1,105		116,132	50,555	5%	2%

New York Total	2,210		946,431	710,058	20%	15%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

Southeast Asset Summary

(Unaudited)

	Summer/ Winter Average Capacity (3) (MW)	Heat Rate (3) (MMBtu/ MWh)	Q2 net generation volume (1) (3) (MWh)		Q2 net capacity factor (2) (3) (MWh)
Unit Name (3)			2004	2003	2004	2003
Base Load
Sabine	54	10.0	91,714	82,824	78%	70%
Intermediate
Indian River 1-3	587	11.0	273,558	374,537	21%	29%
Peaking
Osceola 1-3	465	10.9	129,457	95,538	13%	9%
Shady Hills (4)	474	10.8	123,409	197,435	12%	19%
Vandolah (4)	630	10.8	30,430	87,656	2%	6%

	1,569		283,296	380,629	8%	11%

Southeast Total	2,210		648,568	837,990	13%	17%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.
(3)	Excludes Choctaw of 822 MW, which was mothballed in May 2004.
(4)	Under contract.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

West Asset Summary

(Unaudited)

	Summer/ Winter Average Capacity (3) (MW)	Heat Rate (3) (MMBtu/ MWh)	Q2 net generation volume (1) (3) (MWh)		Q2 net capacity factor (2) (3) (MWh)
Unit Name (3)			2004	2003	2004	2003
Base Load
Bighorn CCGT	591	7.8	703,785	—	55%	0%
El Dorado CCGT	235	7.1	132,066	282,379	26%	55%

	826		835,851	282,379	46%	16%
Intermediate
Coolwater 1-2	146	10.5	451	(244)	0%	0%
Coolwater 3-4	476	9.9	40,533	236,230	4%	23%
Mandalay 1-2	430	9.7	117,253	98,467	12%	11%
Ormond Beach 1-2	1,516	9.6	432,607	156,330	13%	5%

	2,568		590,844	490,783	11%	9%

West Total	3,394		1,426,695	773,162	19%	10%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.
(3)	Excludes (a) retired and mothballed capacity at Etiwanda of 382 MW and 640 MW, respectively, (b) Mandalay 3 of 130 MW and (c) Ellwood of 54 MW. Mothballed capacity at Etiwanda is being returned to service under an reliability-must-run contract with the California Independent System Operator through the end of 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

Reliant Energy, Inc. and Subsidiaries

ERCOT Asset Summary

(Unaudited)

	Summer/ Winter Average Capacity (MW)	Heat Rate (MMBtu/ MWh)	Q2 net generation volume (1) (MWh)		Q2 net capacity factor (2) (MWh)
Unit Name			2004	2003	2004	2003
Base Load
Channelview	805	6.6	1,345,699	1,411,189	77%	80%
Landfill Gas	26	11.0	33,742	31,289	59%	55%

ERCOT Total	831		1,379,441	1,442,478	76%	79%

(1)	Represents net generation assets only.
(2)	Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2003.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Stephanie Slavin

(713) 497-6983